Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

THIS AGREEMENT (the “Agreement”) is made and entered into effective as of the ____ day of December, 2007, by and among Artificial Life, Inc., a Delaware corporation (the “Company”), and the purchasers identified on the signature pages hereto (each, a “Purchaser” and collectively, the “Purchasers”).

For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows.

1.	Definitions.

As used in this Agreement, the following terms, not previously defined, will have the meanings as set forth herein:

1.1       “Commission” means the United States Securities and Exchange Commission, and any successor thereto.

1.2       “Common Stock” means the Company’s common stock, $0.01 par value.

1.3       “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated from time to time thereunder.

1.4       “Person” means an individual, partnership, limited partnership, corporation, business trust, limited liability company, an association, joint stock company, a trust, unincorporated organization, joint venture or other entity of whatever nature.

1.5       “Registrable Common” means any shares of Common Stock issued to a Purchaser purchased pursuant to the Subscription Agreement (“Purchased Shares”), and shares of Common Stock issuable upon the exercise of the warrants (“Warrant Shares”) purchased pursuant to the Subscription Agreement, including any shares of Common Stock or other securities issued as a dividend, stock split, reclassification, recapitalization, other distribution or otherwise with respect to or in exchange for replacement of the preceding; provided, however, that Registrable Common will not include any shares, the sale of which has been registered pursuant to the Securities Act or which have been or could be sold to the public without restriction.

1.6       “Register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement.

1.7       “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

1.8       “Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

1.9       “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated from time to time thereunder.

1.10      “Subscription Agreement” means the Subscription Agreement dated as of December 28, 2007 by and among the Company and such Purchasers, for the purchase of shares of Common Stock and warrants to purchase Common Stock.

2.	Registration Rights.

2.1.      Subject to the limitations and requirements set forth in this Section 2, the Company will prepare and file (i) within thirty (30) days after the receipt of a written request from the Purchaser of the largest number of shares of Common Stock under the Subscription Agreement, a registration statement under the Securities Act, on the appropriate form covering resale of the Registrable Common other than the Warrant Shares, and (ii) within thirty (30) days after the date that is six months from the date of the closing of the transactions contemplated by the Subscription Agreement, a registration statement under the Securities Act, on the appropriate form covering resale of the Registrable Common other than the Purchased Shares (each of the registration statements described in (i) and (ii) is referred to as a “Registration Statement”, and the 30-day time periods described therein are each a “Filing Date”). However, if 100% of the Registrable Common not previously registered hereunder shall equal or exceed 30% of the issued and outstanding shares of Common Stock on the applicable Filing Date (such amount, the “Registration Cap”), and all such shares of Registrable Common are required to be registered under the provisions of this Section 2.1(i) and/or (ii), such Registration Statement(s) shall register a number of shares of Registrable Common which is equal to the Registration Cap, and the remaining unregistered Registrable Common shall be subject to Section 2.3 until all shares of Registrable Common required to be registered hereunder are registered. In the event that less than 100% of the Purchased Shares or Warrant Shares, as applicable,is included on a Registration Statement, the number of such shares to be registered for each Purchaser shall be reduced pro-rata among all Purchasers and each Purchaser shall have the right to designate which such registrable shares shall be omitted from the applicable Registration Statement. The Company will use its reasonable best efforts to cause the applicable Registration Statement to become effective within ninety (90) days after the applicable Filing Date (the “Effective Date”),which shall be extended for an additional thirty (30) days in the event the Commission provides comments on issues related to Rule 415. Notwithstanding the foregoing, (i) the Purchasers may not request the Company to file a Registration Statement covering the Purchased Shares until at least six (6) months from the closing of the transaction contemplated by the Subscription Agreement, (ii) the Company shall not be required to file a Registration Statement covering the Warrant Shares if the Purchaser of the largest number of shares of Common Stock under the Subscription Agreement waives such requirement in writing on or before June 30, 2008, and (iii) the Company shall not be required to file any Registration Statement if the Purchasers are permitted to make unlimited resales of the subject Registrable Commmon without the benefit of any Registration Statement and without being required to file a Form 144.

2.2.      Subject to the limitations and requirements set forth in this Section 2, if, for reasons that are within the Company’s control, (i) the Company fails to file the Registration Statement(s) by the applicable Filing Date(s), if required to do so, or (ii) such Registration Statement(s) are not declared effective by the applicable Effective Date(s) (each of (i) and (ii), an “Event”), then the Company shall pay to each Purchaser in cash (or an equivalent number of shares of Common Stock, at each such Purchaser’s option), as liquidated damages and not as a penalty, (x) on the first business day following the date of the Event, an amount equal to one percent (1.0%) of the total Purchase Price paid by such Purchaser, as set forth in the Subscription Agreement, and (y) on each monthly anniversary of the date of each Event, if the applicable condition remains unsatisfied, an amount equal to one percent (1.0%) of the total Purchase Price paid by such Purchaser, as set forth in the Subscription Agreement.

2.3       Additional Registration Statements.        In the event that the Company is unable to register 100% of the Purchased Shares or Warrant Shares, as applicable, on a Registration Statement, as contemplated in Section 2.1 above, the Company shall file, if then required under Section 2.1, as soon as reasonably practicable, an additional Registration Statement covering the resale by the Purchasers of an amount or Purchased Shares or Warrant Shares, as applicable, equal to the Registration Cap. If, following such subsequent Registration Statement, there are additional unregistered Purchased Shares or Warrant Shares and the Company is required to register such shares pursuant to Section 2.1, the Company shall file subsequent Registration Statements pursuant to the terms of this Section 2.3 until all such shares are registered.

3.         Registration Obligations. At such time as the Company is obligated to file a Registration Statement with the Commission pursuant to this Agreement the Company will use its reasonable best efforts to effect the registration of the Registrable Common in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

a.         The Company shall submit to the Commission, within two (2) Business Days after the Company learns that no review of any Registration Statement will be made by the staff of the Commission or that the staff has no further comments on such Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than forty-eight (48) hours after the submission of such request. The Company shall use its reasonable best efforts to keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Purchasers may sell all of the Registrable Common covered by such Registration Statement without restriction, and (ii) the date as of which all Registrable Common covered by the Registration Statement have been publicly sold by the Purchasers included therein (the “Registration Period”). The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.

b.         The Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements to each Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Common of the Company covered by such Registration Statement until such time as all of such Registrable Common shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to any Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-Q, Form 10-K or any analogous report or other report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

c.         The Company shall (A) permit legal counsel to the Purchasers (“Legal Counsel”) to review and comment upon (i) a Registration Statement at least five (5) Business Days prior to its filing with the Commission and (ii) all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q and any similar or successor reports) within a reasonable number of days prior to their filing with the Commission, and (B) not file any Registration Statement or amendment or supplement thereto in a form to which such legal counsel reasonably objects. Legal Counsel shall promptly review all documents submitted to them by the

Company pursuant to this Section; provided that if the Company has not received a response from Legal Counsel within forty-eight (48) hours of providing such documents, the Company may assume that Legal Counsel has no comments.

d.         Upon an Purchaser’s reasonable request, the Company shall furnish to each Purchaser whose Registrable Common are included in any Registration Statement in PDF format via electronic mail, without charge, (i) promptly after the same is prepared and filed with the Commission, at least one (1) copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, one (1) copy of the prospectus included in such Registration Statement and all amendments and supplements thereto and (iii) such other documents, including copies of any preliminary or final prospectus relating to any Registration Statement; provided, however, that separate delivery shall not be required if such documents are available via the EDGAR system on the Commission’s website. First Wilshire Securities Management, Inc. (“FW”) shall be deemed to have made a permanent request so the Company shall deliver to FW the documents described in this Section 3(d) without further action on the part of FW.

e.         The Company shall use its reasonable best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Purchasers of the Registrable Common covered by a Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as are specifically requested in writing by the Purchasers no later than 20 days after the applicable Filing Date(s), (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof; provided that such effectiveness of the Registration Statement shall only be required to be maintained during the Registration Period and the effectiveness of any other Registration Statement hereunder shall only be required to be maintained during the intended distribution period thereof, (iii) take such other actions with respect to the Registration Statement as may be reasonably necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Common for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Purchaser who holds Registrable Common of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Common for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

f.         The Company shall notify Legal Counsel and each Purchaser in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(q), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and, upon request, deliver one copy of such supplement or amendment to Legal Counsel and each Purchaser in PDF format via electronic mail; provided, however, that FW shall be deemed to have made a permanent request so the Company shall deliver to FW the documents described in this Section 3(f) without further action on the part of FW. The Company shall also promptly notify Legal Counsel and each Purchaser in writing (i) when a prospectus or any prospectus supplement or post-effective amendment to a Registration Statement has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Purchaser by facsimile within one Business Day of such effectiveness), (ii) of any request by the Commission for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

g.         The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Common for sale in any jurisdiction and, if such an order or suspension is issued, to use reasonable efforts to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Purchaser who holds Registrable Common being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

h.         The Company shall hold in confidence and not make any disclosure of information concerning an Purchaser provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Purchaser is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Purchaser and allow such Purchaser, at the Purchaser’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

i.          The Company shall use its reasonable best efforts to cause all of the Registrable Common covered by a Registration Statement to be listed on the securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Common is then permitted under the rules of such exchange. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(i).

j.          The Company shall cooperate with the Purchasers who hold Registrable Common being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Common to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Purchasers may reasonably request and registered in such names as the Purchasers may request, provided that Purchasers provide all information necessary for the Registration Statement(s) if the name(s) on such certificate(s) differ from that of the applicable Purchaser.

k.         If reasonably requested by a Purchaser in writing, the Company shall as soon as reasonably practicable, supplement or make amendments to any Registration Statement if reasonably requested by a Purchaser holding any Registrable Common covered by such Registration Statement.

l.          The Company shall use its reasonable best efforts to cause the Registrable Common covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Common.

m.        The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of a Registration Statement.

n.         The Company shall otherwise comply with all applicable rules and regulations of the Commission in connection with any registration hereunder in all material respects.

o.         Within two (2) trading days after a Registration Statement is ordered effective by the Commission, the Company shall deliver to the transfer agent for such Registrable Common confirmation that such Registration Statement has been declared effective by the Commission in such form, and together with such other documents or legal opinions, as such transfer agent may require.

p.         Notwithstanding anything to the contrary herein, the Company may delay, including by delaying the filing or effectiveness of the Registration Statement, the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company, in the best interest of the Company (a “Grace Period”) and, as applicable, suspend sales of Registrable Common under an effective Registration Statement; provided, that the Company shall promptly (i) notify the Purchasers in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to the Purchasers) and the date on which the Grace Period will begin, and (ii) notify the Purchasers in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed thirty (30) consecutive days and during any three hundred sixty five (365) day period such Grace Periods shall not exceed an aggregate of sixty (60) days (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Purchasers receive the notice referred to in clause (i) and shall end on and include the later of the date the Purchasers receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(g) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable.

q.         The Company shall make available at reasonable times for inspection by one or more representatives of the underwriter(s) in connection with a Registration Statement, all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act and cause the Company’s officers, directors, managers and employees to supply all information reasonably requested by any representatives in connection with the Registration Statement.

r.         In the case of an underwritten offering which includes Registrable Common, the Company shall set forth in full in the underwriting agreement, indemnification provisions and procedures which provide rights no less protective than those set forth in Section 5 hereof with respect to all parties to be indemnified.

4.         Expenses. With respect to the registration requested pursuant to Section 2 hereof (except as otherwise provided in such Section) and with respect to each inclusion of Registrable Common in a Registration Statement pursuant to Section 2 hereof (except as otherwise provided in such Section), the Company will bear the following fees, costs and expenses: all registration filing fees, printing expenses, fees and disbursements of counsel and accountants for the Company, all internal Company expenses, all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified, and the premiums and other costs of policies of insurance against liability (if any) arising out of such public offering. Fees and disbursements of counsel and accountants for the Purchasers, underwriting discounts and commissions and transfer taxes relating to the shares included in the offering by the Purchasers, and any other expenses incurred by the Purchasers not expressly included above, will be borne by the Purchasers.

5.	Indemnification.

5.1.      Indemnification by Company. To the fullest extent permitted by law, the Company will indemnify and hold harmless each Purchaser that has Registrable Common included in a Registration Statement pursuant to the provisions hereof, its directors and officers, and any underwriter (as defined in the Securities Act) for such Purchaser and each Person, if any, who controls such Purchaser or such underwriter within the meaning of the Securities Act, from and against, and will reimburse such Purchaser and each such underwriter and controlling Person with respect to, any and all loss, damage and liability (collectively, “Losses”) to which such Purchaser or any such underwriter or controlling Person may become subject under the Securities Act, state securities laws or otherwise, and the Company will pay to each such Purchaser, underwriter or controlling person any legal or other costs or expenses reasonably incurred by such person in connection with investigating or defending any such Loss, insofar as such Losses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Purchaser in writing specifically for use in the preparation thereof; provided, however, that the indemnity agreement in this Section 5.1 will not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of the Company, which consent will not be unreasonably withheld.

5.2.      Indemnification by Purchasers. Each Purchaser that has Registrable Common included in a Registration Statement pursuant to the provisions hereof will severally, but not jointly, indemnify and hold harmless the Company, its directors and officers, each Person, if any, who controls the Company within the meaning of the Securities Act, any other Purchaser selling securities pursuant to such Registration Statement, any controlling Person of any such selling Purchaser, any underwriter and any controlling Person of any such underwriter (each, an “Indemnitee”) from and against, and will reimburse any Indemnitee with respect to, any and all Losses to which such Indemnitee may become subject under the Securities Act, state securities laws or otherwise, and such Purchaser will pay to each Indemnitee, any legal or other costs or expenses reasonably incurred by such person in connection with investigating or defending any such Loss, insofar as such Losses are caused by any untrue or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with written information furnished by such Purchaser specifically for use in the preparation thereof; provided, however, that the obligations of each Purchaser under this Section 5.2 will be limited to an amount equal to the net proceeds to such Purchaser from the sale of Registrable Common as contemplated herein, unless such claim, loss, damage, liability or action resulted from such Purchaser’s fraudulent misconduct.

5.3.      Indemnification Procedures. Promptly after receipt by a party entitled to indemnification pursuant to this Section (each, an “Indemnified Party”) of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such Indemnified Party will, if a claim is to be made against the party obligated to provide indemnification pursuant to this section (each, an “Indemnifying Party”), promptly notify the Indemnifying Party of the commencement thereof; but the omission to provide such notice will not relieve the Indemnifying Party from any liability hereunder, except to the extent that the delay in giving, or failing to give, such notice has a material adverse effect upon the ability of the Indemnifying Party to defend against the claim. In case such action is brought against an Indemnified Party, the Indemnifying Party will have the right to participate in and, at the Indemnifying Party’s option, to assume the defense thereof, singly or jointly with any other Indemnifying Party similarly notified, with counsel or reasonably satisfactory to the Indemnified Party; provided, however, that if the defendants in any action include both the Indemnified Party and the Indemnifying Party and the Indemnified Party reasonably concludes that there may be legal defenses available to any Indemnified Parties that are different from or additional to those available to the Indemnifying Party, or if there is a conflict of interest which would prevent counsel for the Indemnifying Party from also representing the Indemnified Party, the Indemnified Party will have the right to select counsel to participate in the defense of such action on behalf of such Indemnified Party at the expense of the Indemnifying Party; provided further, however, that the Indemnifying Party will be responsible for the expenses of only one such special counsel (and one local counsel if necessary for jurisdictional purposes) selected jointly by the Indemnified Parties if there is more than one Indemnified Party. After notice from an Indemnifying Party to any Indemnified Party of such Indemnifying Party’s election to assume the defense or the action, the Indemnifying Party will not be liable to such Indemnified Party pursuant to this Section 5 for any legal or other expense subsequently incurred by such Indemnified Party in connection with the defense thereof, unless (i) the Indemnified Party has employed counsel in accordance with the proviso of the preceding sentence, or (ii) the Indemnifying Party has not employed counsel satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after the notice of the commencement of the action, or (iii) the Indemnifying Party has authorized the employment of counsel for the Indemnified Party at the expense of the Indemnifying Party.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution for which it is responsible with respect to any amounts for which it would otherwise be liable under Section 5 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Common which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Common who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Common shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Common pursuant to such Registration Statement.

6.         Cooperation. Any Purchaser whose shares of Registrable Common are to be included in a Registration Statement filed pursuant to the provisions of Section 2.1 agrees to cooperate with all reasonable requests by the Company necessary to effectuate the purposes of this Agreement, including by timely providing the Company with all information necessary to prepare and file such Registration Statement.

7.	Miscellaneous.

7.1.      Waivers, Amendments and Approvals. In each case in which the approval of the Purchasers is required by the terms of this Agreement, such requirement will be satisfied by a vote or the written action of Purchasers of at least a majority of the Registrable Common held by all the Purchasers, unless a higher percentage is specifically required by the terms of this Agreement. Any term or provision of this Agreement requiring performance by or binding upon the Company or the Purchasers may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only by a writing signed by the Company and the Purchasers of at least a majority of the Registrable Common held by all the Purchasers. Any amendment or waiver effected in accordance with this Section will be binding upon all of the Purchasers. The waiver by a party of any breach hereof or default in payment of any amount due hereunder or default in the performance hereof will not be deemed to constitute a waiver of any other default or succeeding breach or default. Written notice of any such waiver, consent or agreement of amendment, modification or supplement will be given to the record Purchaser of Registrable Common who did not give written consent thereto.

7.2.      Notices. All notices, requests, consents and other communications required or permitted hereunder will be in writing and will be delivered either by (i) personal delivery, (ii) registered or certified airmail, postage prepaid or (iii) facsimile, as follows:

7.2.1.   to a Purchaser, addressed to such Purchaser as set forth on such Purchaser’s signature page attached hereto.

7.2.2.	to the Company, to:

Artificial Life, Inc.

26/F, 88 Hing Fat Street
Causeway Bay
Hong Kong
Attn: Eberhard Schoneburg, Chief Executive Officer
Facsimile: (852) 3102-0690
With a copy to:

K&L Gates

1900 Main Street, Suite 600
Irvine, CA 92614
Attn: Raymond L. Veldman, Esq.
Facsimile: (949) 253-0900

and such notices and other communications will for all purposes of this Agreement be treated as being effective or having been given if delivered personally, or, if sent by mail, when received. Any party may change its address for such communications by giving notice thereof to the other parties in conformity with this Section.

7.3.      Entire Agreement. This Agreement, included all amendments, attachments and addenda hereto, and the documents referenced herein and the exhibits thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede and replace all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto and thereto. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

7.4.      Other Remedies. Any and all remedies herein expressly conferred upon a party will be deemed cumulative with, and not exclusive of, any other remedy conferred hereby or by law on such party, and the exercise of any one remedy will not preclude the exercise of any other.

7.5.      Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party under this Agreement will impair any such right, power or remedy of such party nor will it be construed to be a waiver of any such breach or default, or an acquiescence thereto, or of a similar breach of default thereafter occurring; nor will any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party hereto of any breach or default under the Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement must be in writing and will be effective only to the extent specifically set forth in such writing.

7.6.      Assignment. The rights of the Purchasers under this Agreement may not be assigned to any subsequent transferee of the Registrable Common without the express written consent of the Company.

7.7.      Governing Law. This Agreement will be governed by and construed under the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

7.8.      Counterparts. This Agreement may be executed concurrently (including facsimile signatures) in two or more counterparts, each of which will be accepted as an original, but all of which together will constitute one and the same instrument.

7.9.      Severability. Should any one or more of the provisions of this Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement, will be given effect separately from the provision or provisions determined to be illegal or unenforceable and will not be affected thereby.

8.	Reports Under the 1934 Act.

With a view to making available to the Purchasers the benefits of Rule 144, the Company agrees to:

a.         make and keep public information available, as those terms are understood and defined in Rule 144; and

b.         furnish to each Purchaser so long as such Purchaser owns Registrable Common, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

[Signature pages follow]

IN WITNESS WHEREOF, this Agreement is hereby executed as of the date first written above.

“Company”

ARTIFICIAL LIFE, INC.,

a Delaware corporation

By:	/s/ Eberhard Schoneburg

Eberhard Schoneburg

Chief Executive Officer

[PURCHASER NAME] By: _________________________ Name: _________________________ Title: _________________________ Number of Common Shares: ________ Number of Warrant Shares: _________

Address for Notice:

Purchaser: ____________________________
Address: __________________________
City, State, ZIP: ____________________

Facsimile No.:___________________

Telephone No.:___________________

Attn: ______________________

With a copy to:

Name: ____________________

Address: __________________________
City, State, ZIP: ____________________

Facsimile No.:___________________

Telephone No.:___________________

Attn: ______________________